SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):

                           The Stride Rite Corporation
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            (Exact name of registrant as specified in its charter)

                                  Massachusetts
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                (State or other jurisdiction of incorporation)


1-4404                                      04-1399290
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Commission File Number              (IRS Employer Identification No.)

        191 Spring Street, P.O. Box 9191, Lexington, Massachusetts 02420
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     (Address of principal executive offices)                 (Zip Code)

                          (617) 824-6000
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                   Registrant's Telephone Number





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Item 5.  Other Events

         In the first quarter of fiscal 1998, the Company restated Earnings per Share information to conform to SFAS No. 128, "Earnings per Share". In this Form 8-K, the Company is filing amended "Financial Data Schedules" (Exhibit 27) for its 1996 and 1997 fiscal years and for each of the quarterly periods in such fiscal years as required by Item 601(c)(2)(iii) of Regulation S-K.

Item 7.  Financial Statements, Pro Forma Financial Information
             and Exhibits

         (a)      Financial statements of business acquired.

                  Not applicable.

         (b)      Pro forma financial information.

                  Not applicable.

         (c)      Exhibits.

                  Exhibit 27.1      1997 Exhibit 27.

                  Exhibit 27.2      Third Quarter 1997 Exhibit 27.

                  Exhibit 27.3      Second Quarter 1997 Exhibit 27.

                  Exhibit 27.4      First Quarter 1997 Exhibit 27.

                  Exhibit 27.5      1996 Exhibit 27.

                  Exhibit 27.6      Third Quarter 1996 Exhibit 27.

                  Exhibit 27.7      Second Quarter 1996 Exhibit 27.

                  Exhibit 27.8      First Quarter 1997 Exhibit 27.


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                                SIGNATURE



         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  November 25, 1998

                                             THE STRIDE RITE CORPORATION



                                             By:  /s/ John M. Kelliher
                                                  John M. Kelliher
                                                  Chief Financial Officer